Offerings - Offering: 1	May 26, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 850,850,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 117,502.38
Offering Note	(1) Estimated for purposes of calculating the amount of the filing fee only. Calculated as the aggregate maximum purchase price to be paid for up to $850,000,000 of the $1,000,000,000 4.750% Non-Step-Up Non-Cumulative Contingent Convertible Perpetual Preferred Tier 1 Securities (the "Securities) in the offer, assuming 100% of the Securities will be purchased at the purchase price of $1,001.00 per $1,000 principal amount of the Securities being tendered. (2) Calculated at $138.10 per $1,000,000 of the Transaction Valuation, pursuant to Rule 0-11 of the Securities Exchange Act of 1934, as amended.